EXHIBIT 10.16

House-leasing contract

Lessor (hereinafter referred to as Party A): Jia Tingzhan

ID No.:

Address: Room 2301,2302,2303,2306,2307,2309,Floor No. 23, Building B, Caizhi International Mansion, No. 18, Zhongguancun East Road, Haidian District, Beijing

Phone: 82600850

Authorized principle: Yu Lifeng

ID No.: 342123196505240032

Phone: 82600850

Lessee (hereinafter referred to as Party B)

Business Lisence:

Address:

Phone:

Legal representative (or authorized agent): Zhao Yahong

ID No.: 130404196503310021

Telephone: 18910013655

In accordance with relevant Chinese laws, decrees and pertinent rules and regulations, Party A and Party B have reached an agreement through friendly consultation. The agreement as follows:

1. House-leasing:

   Party A will lease to Party B the Room 2301, 2302, 2303, 2306, 2307, 2309, leased premises is1129.28 square meters, which is located on Floor No. 23, Building B, Caizhi International Mansion, No. 18, Zhongguancun East Road, Haidian District, Beijing.

2. House use:

   Party B leases the above house as office.

3. Lease term:

  The lease term will be 2 years, from April 20th, 2014 to April 19th, 2016. Party A will clear the premises and provide it to Party B for use before April 20th, 2016.

4. Rental and Payment Mode

  4.1 Party B offers the lease rent and the payment standard is 4.9 yuan per square meter, the monthly rental fee is 168,310 yuan, which including property management fees, heating and so on.

  4.2 The rental will be paid one installment every 3 months, total 504,930 yuan, each successive installment will be paid to Party A on 10th each month.

  4.3 Party B will pay the rental to Party A in the form of Remittances and Cheque.

  4.4 If Party B can’t pay the rental on schedule, each delayed day, Party B will pay the 0.5 percent of the rental as overdue fine everyday.

5. Deposit

  5.1 Deposit Amount: Guarantying the safety and good conditions of the premises and attached facilities and account of relevant fees are settled on schedule during the lease term, party B will pay 336,620 yuan to party A as a deposit. Party A will issue a written receipt after receiving the deposit.

  5.2 In case party B breaches this contract, party A has right to deduct the default fine, compensation for damage or any other expenses from the deposit . In case the deposit is not sufficient to cover such items, Party B should pay the insufficiency within ten days after receiving the written notice of payment from Party A.

  5.3 If Party B check out in advance, Party A will refuse to return the deposit.

  5.4 If party B can’t normally use the apartment because of Party A, Party A should return the deposit to Party B at once, and Party B has the right to ask for compensation from Party A.

6. Obligations of Party A

6.1 Party A shall bear the facilities maintenance of the main structure of the building, except the pipe and line, which belongs to Party B’s decoration, if Party A does not fulfill its obligation to repair on time, Party B has the right to deduct directly from the rental for maintenance.

6.2 Party A should deliver the house to Party B according to the house current state.

6.3 Party A should pay the management fee to the property management company on time, so as not to affect the rights of Party B. If it were Party A’s reason, leading Party B’s right damaged, Party B has the right to deduct from the rent paid directly to the property management company.

6.4 Party A should positively assist Party B in manage the business license, prepare for some materials, so as to guarantee Party B successfully complete the work.

6.5 Party A should promise not raise the rental price during the contract period, otherwise, Party B can get the compensation from Party A.

7. Obligations of Party B

7.1 Party B should take the prevent actions to ensure the inside of the house prevent from the strong wind, heavily rain and snow and other severe weather’s damage.

7.2 When Party B uses the public facilities, it should comply with the relevant regulation of the property management company.

7.3 Party B should responsible for the house safety, in case of theft and fire accident, Party B should bear the responsibilities and consequences.

7.4 Without Party A’s written approval, Party B Can’t transfer the lease of the premises or sublet.

7.5 Within the leasing period, as Party B’s operation and other behavior, caused the obligations and responsibilities, Party B takes all the consequences.

7.6 During the decoration, Party B should guarantee that there’s no damage to the structure and subsidiary facilities. Without Party A’s approval, Party B can’t change the nature of the premises.

7.7 Before decoration, Party B should handle the acceptance certificate. If needed Party A’s assist, Party A should positively cooperate.

7.8 When the contract period end, Party B should carry out all the goods from the house within 7 days, otherwise, Party A can take it as breach the contract, Party B bears all the result.

7.9 Party B can use the air condition and responsible for the maintance.

8. Breach the contract

8.1 The following items constitute default to Party A:

8.11 Party A unilaterally terminates the contract or not delivers the house to Party B in accordance with the contract time.

8.12 Due to Party A’s intentional or negligence, Party A didn’t comply with the obligation of this contract.

8.2 Party A implements the above things, through Party B’s written and phone inform Party A within 15 days, if Party A didn’t correct, Party A return double deposit and related rental to Party B.

8.3 The following items constitute default to Party B:

8.31 Party B unilaterally terminates the contract or not pays the rental to Party A in accordance with the contract time.

8.32 Due to Party B’s intentional or negligence, Party B didn’t comply with the obligation of this contract.

8.4 Party B implements the above things, through Party A’s written and phone inform Party B within 15 days, if Party B didn’t correct, Party A has the right to terminate the contract, and doesn’t return the deposit and related rental to Party B.

9. Exceptions

  9.1 Force majeure and other exceptions

  9.11 Force majeure: Both Parties can’t predict and avoid, including: earthquake, fire, flood, hurricane and other natural disasters, social instability and wars.

  9.12 The rules and regulates formulated by the government.

  9.2 Due to the above listed cases, the house can’t conform to the leasing requirements, and this result lasted for 30 days without changes, both parties don’t need to bear the responsibilities.

10. The contract’s change, modify and terminate

   Without both parties’ approval, this contract can’t be changed, modified and terminated.

11. Dispute Resolutions

The dispute caused by performing this contract, both parties shall amicably settled through the negotiation, failed to reach the agreement, both parties decided by the arbitration committee for arbitration.

12. Supplementary provisions

  12.1 During the contract, if the property changes, this contract still work for the new owner.

  12.2 The supplementary agreement signed by both parties, which belongs to one part of this contract.

12.3 Within 3 months before the contract expires, Party A has the right to start the new lease and will notify Party A if it intends to extend the leasehold.

12.4 If Party B wants to use the priority right of renewal, it needs to inform Party A in written or phone form. When the lease term expires, Party A doesn’t accept the inform, it will be deemed to be abandoned by Party B.

12.5 Within 3 months before the contract expires, Party A’s new clients want to see the house, Party B allows Party A to lead the clients to visit the apartment without affecting normal work.

12.6 There are 2 originals of this contract. Each party will hold 1 original(s). Both are equally valid.

12.7 This contract is effective after both parties sign (stamp).

12.8 If the contract attachment had any conflict with the contract text, both parties take the contract text.

12.9 Attached the copies of the duplicate of business license and the contractor ID photocopy of Party B.

12.10 Attached the copies of the housing ownership certificate and ID photocopy of Party A.

12.11 Party A shall provide Party B the required company's registered address and related change information.

Party A:                                       Party B:

Legal representative( authorized agent):

Legal representative( authorized agent):

                                 Date: March 21st, 2014